Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes

10. Income taxes

Our provision for income taxes is based on estimated effective tax rates derived from an estimate of annual consolidated earnings before taxes, adjusted for nondeductible expenses, other permanent items, and any applicable income tax credits. The difference in the 21% U.S. statutory tax rate and the annual forecasted effective tax rate is primarily a result of the jurisdictional mix of earnings and losses as well as valuation allowances offsetting the benefit of forecasted losses in the U.S., Australia, and the United Kingdom. Forecasted tax expense is related to non-U.S. jurisdictions where we are profitable along with state income taxes.

The effective tax rates for the three months ended September 30, 2020 and 2019 were 0.13 % and (0.07) % respectively. The effective tax rates for the nine months ended September 30, 2020 and 2019 were (0.03) % and (0.07) % respectively.

We file tax returns in the U.S., including various state and local returns, and in other foreign jurisdictions including the Australia and the United Kingdom. We believe adequate provision has been made for all income tax uncertainties. We are not currently under audit in any filing jurisdiction. Fiscal years 2016 through 2019 remain open to examination by the major taxing jurisdictions to which we are subject. Carry forward attributes that were generated in tax years prior to fiscal year 2016 remain open to adjustment until the statute of limitations closes for the tax year in which the attributes are utilized.

10. Income taxes

Pretax earnings from continuing operations consist of the following:

	Year ended December 31,
(in thousands)	2019	2018
United States	$(38,720)	$(38,471)
Non-U.S.	(3,842)	(397)

Total pre-tax earnings	$(42,562)	$(38,868)

Our components of the provision for income taxes are as follows:

	Year ended December 31,
(in thousands)	2019	2018
Income tax provision (benefit)
Current:
Federal	$—	$—
State	25	10
Foreign	3	—

Total current	$28	$10

Deferred:
Federal	—	—
State	—	—
Foreign	—	—

Total deferred	—	—

Total provision (benefit)	$28	$10

Our provision for income taxes attributable to continuing operations differs from the expected tax expense (benefit) amount computed by applying the U.S. statutory federal income tax rate of 21% to income from continuing operations before income taxes. The variance is a result of the application of a valuation allowance for net deferred assets, including NOL carryforwards and credits generated in Australia, the UK, and the United States. Income tax expense for the period is a result of the Texas “Gross Margin” tax in the case of the state tax expense and taxable profits in Ireland and Singapore in the case of the foreign tax expense.

	Year ended December 31,
(in thousands)	2019	2018
U.S. federal taxes at statutory rate	21.00%	21.00%
State taxes, net of federal benefit	3.25	3.45
Foreign tax rate differentials	0.33	(0.15)
Research and development credit	3.24	(0.46)
Stock-based compensation	0.38	(0.83)
Permanent differences, other	(3.77)	(1.83)
Change in valuation allowance	(24.50)	(22.30)
Other	—	1.09

Effective tax rate	-0.07%	-0.03%

The Tax Cuts and Jobs Act of 2017 (the “TJCA”) subjects a U.S. shareholder to current tax on certain earnings of foreign subsidiaries under a provision commonly known as GILTI (global intangible low-taxed income). Under U.S. GAAP, an accounting policy election can be made to either recognize deferred taxes for temporary basis differences expected to reverse as GILTI in future years, or to provide for the tax expense related to GILTI in the year the tax is incurred as a period expense only. We have elected to account for GILTI in the year the tax is incurred.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

Significant components of deferred taxes are as follows:

	December 31,
(in thousands)	2019	2018
Deferred tax assets:
Net operating loss and credit carryforwards	$36,373	$37,274
Deferred lease obligation	3,854	45
Deferred revenue	871	632
Depreciation and amortization	9,144	9,820
Share-based compensation	682	376
Other	702	1,129

Gross deferred tax assets	$51,626	$49,276

Valuation allowance	(46,784)	(47,835)
Deferred tax liabilities:
Capitalized software costs	(478)	(351)
Deferred commission	(752)	(645)
Deferred lease right-of-use asset	(2,887)	—
Prepaid expenses and other	(725)	(445)

Gross deferred tax liabilities	(4,842)	(1,441)

Net deferred tax assets	$—	$—

At December 31, 2019, we had NOL carryforwards for U.S. federal income tax purposes of approximately $118.2 million. Of this total, $69.9 million is related to tax years 2018 and 2019 that do not have an expiration, as a result of the TCJA. The remaining $48.4 million of U.S. federal NOL carryforwards are available to offset future U.S. federal taxable income and begin to expire in 2036.

At December 31, 2019, we had NOL carryforwards for certain state income tax purposes of approximately $37.3 million. These state NOL carryforwards are available to offset future state taxable income and begin to expire in 2036.

At December 31, 2019, we had foreign NOL carryforwards in Australia and the U.K., combined, of approximately $6.9 million, which are available to offset future foreign taxable income and that do not have an expiration.

At December 31, 2019, we did not provide any U.S. income or foreign withholding taxes related to certain foreign subsidiaries’ undistributed earnings, as such earnings have been retained and are intended to be indefinitely reinvested. The majority of our foreign operations are in excess tax basis over book basis positions. It is not practicable to estimate the amount of taxes that would be payable upon remittance of these earnings, because such tax, if any, is dependent upon circumstances existing if and when remittance occur.

At December 31, 2019, we had research and development tax credit carryforwards of approximately $3.9 million, which are available to offset future U.S. federal income tax. These U.S. federal tax credits begin to expire in 2034.

At December 31, 2019 and December 31, 2018, we did not believe it is more likely than not that our net deferred tax assets will be realized. Therefore, we recorded a full valuation allowance with respect to all net deferred tax assets. During 2019, the valuation allowance was decreased by approximately $1.1 million. Although the U.S. NOL carryforwards increased, which would have also increased the change in the valuation allowance, certain limitations on the foreign NOL carryforwards and tax credits offset the increases and resulted in a net decrease of the valuation allowance. The impact will likely be subject to ongoing technical guidance and accounting interpretation, that we will continue to monitor and assess.

We file U.S. federal, state and foreign income tax returns in jurisdictions with varying statutes of limitations. The 2016 through 2019 tax years generally remain open and subject to examination by U.S. federal, state and foreign tax authorities. The 2016 tax year generally remains open and subject to examination by foreign tax authorities. Losses generated in any year since inception remain open to adjustment until the statute of limitations closes for the tax year in which the NOL carryforwards are utilized. We are not currently under audit in any taxing jurisdictions.

As of December 31, 2019, we had no recorded unrecognized tax benefits that would impact our effective tax rate.

Our practice is to recognize interest and/or penalties related to income tax matters in income tax expense. During 2019 and 2018, we did not recognize any material interest or penalties.